Exhibit 99.1

Atlantic Union Bank Announces New Equipment Finance Division

RICHMOND Va., October 22, 2019 – Atlantic Union Bank today announced a new division of the Bank called Atlantic Union Equipment Finance.

Atlantic Union Equipment Finance will provide a wide variety of equipment finance solutions to commercial and corporate customers. This includes providing financing for equipment assets including marine, tractors, trailers, buses, construction, manufacturing and medical, among other types of equipment. Atlantic Union Bank will leverage this new capability to take advantage of opportunities across its Mid-Atlantic footprint, in addition to financing outside the Mid-Atlantic.

“Atlantic Union Bank continues to introduce more products and services to help our customers thrive in a competitive business environment,” said John C. Asbury, President and CEO of Atlantic Union Bankshares Corporation. “The addition of equipment finance and leasing to our suite of products enables us to better meet our customers’ growing business needs while diversifying our commercial loan portfolio.”

“Atlantic Union Equipment Finance will be supported by a seasoned executive management team with a proven track record in equipment finance and leasing. The team will launch with a strong group of origination, credit and operational teammates and with the support of our Commercial Banking Group,” said David Ring, Commercial Group Banking Executive of Atlantic Union Bank.

Jule Kreyling will serve as President of Atlantic Union Equipment Finance and will report to David Ring. Kreyling has over 25 years of experience in equipment finance and leasing, along with vast experience in building successful equipment finance companies for financial institutions. Kreyling holds an undergraduate degree from Williams College and a law degree from Harvard Law School.

“We’re focused on delivering a highly differentiated customer experience,” said Jule Kreyling, Atlantic Union Equipment Finance President. “We have a strong customer-centric philosophy that is underpinned by a commitment to minimizing risk through a strong credit discipline.”

To learn more about Atlantic Union Bank, visit www.AtlanticUnionBank.com.

About Atlantic Union Bankshares Corporation

Headquartered in Richmond, Virginia, Atlantic Union Bankshares Corporation (Nasdaq: AUB) is the holding company for Atlantic Union Bank. Atlantic Union Bank has 149 branches and approximately 170 ATMs located throughout Virginia, and in portions of Maryland and North Carolina. Middleburg Financial is a brand name used by Atlantic Union Bank and certain affiliates when providing trust, wealth management, private banking, and investment advisory products and services. Certain non-bank affiliates of Atlantic Union Bank include: Old Dominion Capital Management, Inc., and its subsidiary, Outfitter Advisors, Ltd., Dixon, Hubard, Feinour & Brown, Inc., and Middleburg Investment Services, LLC, which provide investment advisory and/or brokerage services; and Union Insurance Group, LLC, which offers various lines of insurance products.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements about the Bank’s Atlantic Union Equipment Finance division and its expected operations and results. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Atlantic Union Bankshares Corporation (the “Company”) or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Bill Cimino, Senior Vice President, Investor Relations

Bill.Cimino@AtlanticUnionBank.com, 804.448.0937

Beth Shivak, Vice President and Director of Corporate Communications

Beth.Shivak@AtlanticUnionBank.com, 804.327.5746